UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period :	August 1, 2017 — July 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

George Putnam Balanced Fund

Annual report
7 | 31 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Annual report
7 | 31 | 18

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions, in the case of bonds, about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

September 10, 2018

Dear Fellow Shareholder:

During 2018, we have seen conditions for global financial markets become a bit more normal after an extended period of record advances coupled with low volatility. A downturn early in the year pushed stocks into a brief correction, while the subsequent market rally has experienced occasional setbacks. Both stocks and bonds have been somewhat more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Aaron Cooper pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed-income investments, Paul Scanlon assembles a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Performance history as of 7/31/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

† The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/18. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 George Putnam Balanced Fund

Aaron is Chief Investment Officer, Equities. He has an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 2000.

Paul is Co-Head of Fixed Income. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

What was the environment like for U.S. stocks during the period?

AARON Strong wage growth, declining unemployment, and a strengthening housing market helped sustain market momentum in the first half of the reporting period. In December 2017, Congress passed a $1.4 trillion tax reform bill, which further boosted investor appetite for equities. At the end of 2017, all three major U.S. stock indexes — the S&P 500, the Dow Jones Industrial Average, and the Nasdaq Composite — recorded their best annual returns since 2013.

A short-lived market downturn in February 2018 pushed stocks into correction territory. Despite solid economic performance and higher corporate earnings, market volatility returned in isolated bursts during the second half of the period. The U.S. Federal Reserve announced four interest-rate hikes for 2018, and U.S. tariffs on exports from China tempered investor optimism.

In terms of sectors, energy was a top performer. Tightening supply, rising demand, and renewed U.S. sanctions on Iran helped drive oil prices to multiyear highs. Along with gains in energy, the information technology and consumer

George Putnam Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 George Putnam Balanced Fund

discretionary sectors performed well. Among underperformers, the financials sector slowed in part due to a flattening yield curve. Against this backdrop, U.S. stocks, as represented by the S&P 500 Index, returned 16.24% for the reporting period.

What about the environment for corporate bonds?

PAUL Improving economic growth, positive sentiment surrounding U.S. tax reform, and continued strength in corporate earnings provided a generally supportive backdrop from the beginning of the period until late January. At that point, corporate credit and most other risk-driven asset classes declined through February and March. The asset class took another leg down in April, amid rising interest rates, rising oil prices, and indications of faster inflation. An escalating trade conflict between the United States and China created additional uncertainty that weighed on the market in June. Corporate bonds rallied in July, reflecting a more constructive tone in U.S.-Europe trade talks and a strong start to the second-quarter earnings season.

Which stocks were the top relative contributors?

AARON Underweight exposure to beleaguered industrial conglomerate General Electric [GE] proved advantageous. The firm cut its dividend for the first time since 2009, reported a $15 billion shortfall in its insurance reserves, and continued to suffer lackluster performance in its oil-and-gas and power-generation businesses. We sold our position in GE during the period.

An out-of-benchmark position in asset management firm KKR also contributed. During the period, KKR completed its conversion from a private equity firm to a C corporation. Under the new tax law, C corporations benefit from a reduced tax rate, which lowered KKR’s tax rate to 21% from 35%. Following news of the conversion, KKR’s stock price soared to a four-year high.

Which stocks detracted versus the benchmark?

AARON Shares of enterprise software firm Micro Focus worked against relative results this period. Difficulty integrating a software business acquired from Hewlett-Packard, along with the departure of the firm’s newly appointed CEO in March 2018, weighed heavily on Micro Focus’s stock performance. Given the firm’s shifting fundamentals, we sold the fund’s position during the period.

Not owning video-streaming service provider Netflix also hampered performance. In our view, the firm’s domestic sales have become saturated and a push into non-U.S. markets could face challenges. Nevertheless, many investors looked past these factors, focusing instead on subscriber growth and the firm’s expanding content initiatives, and drove the stock higher.

How did the fund’s corporate bond allocation perform?

PAUL The allocation, which accounted for about 13% of fund assets as of July 31, 2018, added value versus the blended benchmark. From a sector/industry perspective, bonds issued by life insurance companies, energy pipeline operators, and electric utilities contributed the most on a relative basis. On the downside, certain issuers within the industrials sector, primarily in wireline telecommunications, pharmaceuticals, and technology, detracted versus the benchmark.

In addition to corporate bonds, the fund had meaningful allocations to U.S. Treasuries and government-agency securities. These bonds serve an important risk-management role in the portfolio and can provide the fund with a degree

George Putnam Balanced Fund 7

of ballast in the event of market dislocations or bouts of investor risk-aversion.

As of period-end, the fund’s total fixed-income allocation comprised about 34% of the aggregate portfolio.

What are your near-term expectations for stocks?

AARON We think U.S. tax reform will continue to provide a tailwind across industry groups. Enterprises are leveraging the new legislation to write off capital expenditures, including software upgrades, which may bolster the technology sector, in our view. We believe reinvestments by industrial firms also look promising for this sector. We think healthy consumer spending may provide continued support to the consumer discretionary category. At the same time, we are mindful that inflationary pressure and higher interest rates present risks to the financial markets. That said, we believe firms in the financials sector are likely to benefit from higher interest rates. By contrast, we think the automotive and agricultural groups may face new challenges given their reliance on China as a major supply-chain partner.

What is your outlook for the corporate bond market over the remainder of 2018?

PAUL We think U.S. economic strength, along with the stimulus provided by a lower corporate tax rate, is likely to support earnings and cash-flow growth for bond issuers. At the same time, these positive factors may be tempered by increasing issuance to finance mergers and acquisitions — a development that may weaken the balance sheets of certain issuers later this year and into 2019. As a result, we will continue to monitor balance-sheet trends closely.

Turning to the technical environment, we expect supply and demand to remain generally balanced, subject to surprise policy moves by global central banks as well as unforeseen changes in U.S. fiscal policy. We think new-issue supply in 2018 may be somewhat reduced

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 George Putnam Balanced Fund

compared with the record level seen in 2017. On the demand side, flows into corporate bond retail funds totaled roughly $10 billion for the year-to-date period through July 31, 2018. We are concerned, however, that inflows from non-U.S. investors — which currently account for about 40% of total inflows — could be hampered by higher hedging costs due to U.S.-dollar strength.

We think corporate bond prices may be supported by a favorable fundamental environment, relatively consistent demand, and continued purchases by the European Central Bank. Uncertainty regarding the full scope of the U.S. administration’s global trade offensive contributed to somewhat softer prices during the period’s second half. While this softness improved relative valuations, valuations are still comparatively full versus long-term averages. Consequently, we don’t think corporate bonds will see as much appreciation relative to Treasuries in 2018 as they did in 2017.

Aaron and Paul, thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund increased its quarterly distribution rate for class A shares from $0.054 to $0.059 in November 2017 and again to $0.066 in August 2018. The first increase was made because the fund had to fully distribute undistributed income in the fiscal year ended July 31, 2017. The second increase was made possible when the amount of income earned by the fund increased due to rising interest rates. Similar increases were made to other share classes.

George Putnam Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/5/37)
Before sales charge	8.65%	79.72%	6.04%	47.96%	8.15%	24.09%	7.46%	9.28%
After sales charge	8.57	69.38	5.41	39.45	6.88	16.95	5.36	3.00
Class B (4/27/92)
Before CDSC	8.54	69.05	5.39	42.52	7.34	21.39	6.68	8.49
After CDSC	8.54	69.05	5.39	40.52	7.04	18.39	5.79	3.49
Class C (7/26/99)
Before CDSC	8.55	66.69	5.24	42.51	7.34	21.34	6.66	8.45
After CDSC	8.55	66.69	5.24	42.51	7.34	21.34	6.66	7.45
Class M (12/1/94)
Before sales charge	7.93	71.02	5.51	44.31	7.61	22.25	6.93	8.77
After sales charge	7.89	65.04	5.14	39.26	6.85	17.97	5.66	4.96
Class R (1/21/03)
Net asset value	8.38	75.49	5.79	46.15	7.89	23.24	7.21	9.02
Class R5 (12/2/13)
Net asset value	8.74	84.49	6.32	50.04	8.45	25.20	7.78	9.60
Class R6 (12/2/13)
Net asset value	8.75	85.27	6.36	50.68	8.55	25.54	7.88	9.69
Class Y (3/31/94)
Net asset value	8.74	84.25	6.30	49.85	8.43	25.04	7.73	9.56

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

10 George Putnam Balanced Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 7/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P 500 Index	—*	175.51%	10.67%	85.26%	13.12%	42.46%	12.52%	16.24%
Bloomberg Barclays U.S.
Aggregate Bond Index	—*	44.24	3.73	11.77	2.25	4.55	1.49	–0.80
George Putnam
Blended Index†	—*	124.71	8.43	53.04	8.88	26.80	8.24	9.34
Lipper Balanced Funds
category average‡	—*	84.38	6.24	37.46	6.52	18.96	5.93	6.96

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, the Bloomberg Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/18, there were 587, 547, 514, and 435 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,905 and $16,669, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,504. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,549, $18,449, $18,527, and $18,425, respectively.

George Putnam Balanced Fund 11

Fund price and distribution information For the 12-month period ended 7/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	4		4	4	4		4	4	4	4
Income	$0.231		$0.079	$0.078	$0.135		$0.179	$0.283	$0.304	$0.279
Capital gains	—		—	—	—		—	—	—	—
Total	$0.231		$0.079	$0.078	$0.135		$0.179	$0.283	$0.304	$0.279
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/17	$19.09	$20.25	$18.87	$18.95	$18.82	$19.50	$19.03	$19.24	$19.17	$19.16
7/31/18	20.62	21.88	20.39	20.47	20.33	21.07	20.56	20.79	20.71	20.70
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.14%	1.08%	0.39%	0.29%	0.69%	0.66%	0.93%	1.39%	1.49%	1.37%
Current
30-day
SEC yield[2]	N/A	1.24	0.58	0.58	N/A	0.80	1.08	1.61	1.68	1.57

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 George Putnam Balanced Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/5/37)
Before sales charge	8.63%	74.70%	5.74%	49.28%	8.34%	22.64%	7.04%	8.33%
After sales charge	8.55	64.65	5.11	40.70	7.07	15.59	4.95	2.10
Class B (4/27/92)
Before CDSC	8.52	64.34	5.09	43.78	7.53	19.87	6.23	7.47
After CDSC	8.52	64.34	5.09	41.78	7.23	16.87	5.33	2.47
Class C (7/26/99)
Before CDSC	8.53	62.17	4.95	43.83	7.54	19.89	6.23	7.55
After CDSC	8.53	62.17	4.95	43.83	7.54	19.89	6.23	6.55
Class M (12/1/94)
Before sales charge	7.91	66.26	5.22	45.59	7.80	20.79	6.50	7.75
After sales charge	7.86	60.45	4.84	40.49	7.04	16.56	5.24	3.98
Class R (1/21/03)
Net asset value	8.36	70.57	5.49	47.46	8.08	21.72	6.77	8.07
Class R5 (12/2/13)
Net asset value	8.72	79.41	6.02	51.32	8.64	23.70	7.35	8.65
Class R6 (12/2/13)
Net asset value	8.72	80.16	6.06	51.95	8.73	23.95	7.42	8.69
Class Y (3/31/94)
Net asset value	8.71	79.16	6.00	51.11	8.61	23.52	7.30	8.56

See the discussion following the fund performance table on pages 10–11 for information about the calculation of fund performance.

George Putnam Balanced Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/17	1.01%	1.76%	1.76%	1.51%	1.26%	0.74%	0.64%	0.76%
Annualized expense ratio
for the six-month period
ended 7/31/18*	1.00%	1.75%	1.75%	1.50%	1.25%	0.73%	0.63%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/18 to 7/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.97	$8.68	$8.68	$7.45	$6.21	$3.63	$3.13	$3.73
Ending value (after expenses)	$1,004.40	$1,001.10	$1,000.50	$1,002.00	$1,003.30	$1,006.10	$1,006.60	$1,005.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 George Putnam Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/18, use the following calculation method. To find the value of your investment on 1/31/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.01	$8.75	$8.75	$7.50	$6.26	$3.66	$3.16	$3.76
Ending value (after expenses)	$1,019.84	$1,016.12	$1,016.12	$1,017.36	$1,018.60	$1,021.17	$1,021.67	$1,021.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

George Putnam Balanced Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

16 George Putnam Balanced Fund

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2018, Putnam employees had approximately $523,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

George Putnam Balanced Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 George Putnam Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

George Putnam Balanced Fund 19

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

20 George Putnam Balanced Fund

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

George Putnam Balanced Fund 21

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 598, 560 and 528 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 George Putnam Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

George Putnam Balanced Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
George Putnam Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of George Putnam Balanced Fund (the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 George Putnam Balanced Fund

The fund’s portfolio 7/31/18

COMMON STOCKS (63.3%)*	Shares	Value
Banking (3.7%)
Bank of America Corp.	624,147	$19,273,662
Citigroup, Inc.	206,103	14,816,745
JPMorgan Chase & Co.	99,307	11,415,340
		45,505,747
Basic materials (2.1%)
Alcoa Corp. †	37,607	1,627,255
Archer-Daniels-Midland Co.	7,255	350,126
DowDuPont, Inc.	146,609	10,082,301
FMC Corp.	42,544	3,823,855
PPG Industries, Inc.	3,311	366,395
Sherwin-Williams Co. (The)	13,931	6,139,810
Summit Materials, Inc. Class A	86,410	2,168,891
W.R. Grace & Co.	11,955	882,996
		25,441,629
Capital goods (5.6%)
Ball Corp.	61,501	2,396,694
Boeing Co. (The)	25,540	9,099,902
Deere & Co. S	15,999	2,316,495
Emerson Electric Co.	126,280	9,127,518
Fortive Corp.	83,772	6,876,006
Honeywell International, Inc.	80,623	12,871,462
Raytheon Co.	18,614	3,686,130
Roper Technologies, Inc.	23,786	7,180,993
Textron, Inc.	88,674	6,053,774
Trinity Industries, Inc.	104,640	3,986,784
Waste Connections, Inc.	71,536	5,551,909
		69,147,667
Communication services (2.7%)
American Tower Corp. R	19,915	2,952,200
AT&T, Inc.	278,044	8,889,067
Charter Communications, Inc. Class A †	17,436	5,310,657
Comcast Corp. Class A	123,975	4,435,826
DISH Network Corp. Class A †	85,662	2,703,493
Verizon Communications, Inc.	167,343	8,641,593
		32,932,836
Computers (1.9%)
Apple, Inc.	124,028	23,601,288
		23,601,288
Conglomerates (0.8%)
Danaher Corp.	98,372	10,091,000
		10,091,000
Consumer cyclicals (6.7%)
Advance Auto Parts, Inc.	16,978	2,397,803
Amazon.com, Inc. †	13,622	24,212,288
BJ’s Wholesale Club Holdings, Inc. †	37,632	932,897
Booking Holdings, Inc. †	3,136	6,362,066
Burlington Stores, Inc. †	12,212	1,866,116
Ecolab, Inc.	4,908	690,556

George Putnam Balanced Fund 25

COMMON STOCKS (63.3%)* cont.	Shares	Value
Consumer cyclicals cont.
General Motors Co.	209,845	$7,955,224
Hilton Worldwide Holdings, Inc.	51,874	4,080,409
Home Depot, Inc. (The)	68,733	13,576,142
Mohawk Industries, Inc. †	1,974	371,823
NIKE, Inc. Class B	28,085	2,160,017
O’Reilly Automotive, Inc. †	6,040	1,848,240
TJX Cos., Inc. (The)	45,218	4,397,903
Walmart, Inc.	63,770	5,690,197
Walt Disney Co. (The)	18,392	2,088,596
Wynn Resorts, Ltd.	20,880	3,482,366
		82,112,643
Consumer finance (1.2%)
Oportun Financial Corp. (acquired 6/23/15, cost $386,984) (Private) † ∆∆ F	135,784	291,141
Visa, Inc. Class A	107,192	14,657,434
		14,948,575
Consumer staples (4.8%)
Chipotle Mexican Grill, Inc. †	7,982	3,461,474
Church & Dwight Co., Inc.	42,906	2,398,445
Coca-Cola Co. (The)	266,260	12,415,704
Constellation Brands, Inc. Class A	6,262	1,316,460
Costco Wholesale Corp.	19,171	4,192,889
Kellogg Co.	52,821	3,751,876
Kraft Heinz Co. (The)	18,122	1,091,851
Kroger Co. (The)	81,803	2,372,287
McCormick & Co., Inc. (non-voting shares)	38,664	4,544,567
PepsiCo, Inc.	60,515	6,959,225
Procter & Gamble Co. (The)	97,295	7,869,220
Restaurant Brands International, Inc. (Canada) S	30,273	1,911,134
Walgreens Boots Alliance, Inc.	50,521	3,416,230
Yum China Holdings, Inc. (China)	100,775	3,635,962
		59,337,324
Electronics (2.5%)
Intel Corp.	71,414	3,435,013
NXP Semiconductor NV †	55,563	5,297,376
ON Semiconductor Corp. † S	205,898	4,540,051
Qualcomm, Inc.	198,570	12,726,351
Texas Instruments, Inc.	45,580	5,073,966
		31,072,757
Energy (3.4%)
Anadarko Petroleum Corp.	42,672	3,121,457
BP PLC (United Kingdom)	1,735,554	13,059,778
Cairn Energy PLC (United Kingdom) †	924,110	2,962,000
Cenovus Energy, Inc. (Canada)	635,138	6,371,642
ConocoPhillips	48,565	3,504,936
Exxon Mobil Corp.	89,059	7,259,199
Noble Energy, Inc.	78,277	2,825,017
Seven Generations Energy, Ltd. Class A (Canada) †	288,886	3,300,031
		42,404,060

26 George Putnam Balanced Fund

COMMON STOCKS (63.3%)* cont.	Shares	Value
Financial (1.1%)
Intercontinental Exchange, Inc.	47,313	$3,496,904
KKR & Co., Inc. Class A	378,159	10,353,993
		13,850,897
Health care (8.1%)
Alexion Pharmaceuticals, Inc. †	32,645	4,340,479
Amgen, Inc.	23,317	4,582,956
Baxter International, Inc.	51,703	3,745,882
Becton Dickinson and Co. (BD)	38,347	9,600,938
Biogen, Inc. †	9,735	3,255,092
Boston Scientific Corp. †	150,323	5,052,356
Bristol-Myers Squibb Co.	105,780	6,214,575
Cigna Corp.	33,715	6,049,145
Cooper Cos., Inc. (The)	12,302	3,204,671
Dentsply Sirona, Inc.	6,662	320,509
Gilead Sciences, Inc.	111,535	8,680,769
Intuitive Surgical, Inc. †	6,899	3,506,003
Jazz Pharmaceuticals PLC †	19,403	3,358,271
Johnson & Johnson	47,739	6,326,372
McKesson Corp.	14,325	1,799,220
Merck & Co., Inc.	125,554	8,270,242
Mettler-Toledo International, Inc. †	5,189	3,074,534
Pfizer, Inc.	128,205	5,119,226
UnitedHealth Group, Inc.	36,599	9,267,599
Vertex Pharmaceuticals, Inc. †	24,422	4,275,071
		100,043,910
Insurance (1.8%)
American International Group, Inc.	73,764	4,072,510
Assured Guaranty, Ltd.	149,063	5,801,532
Chubb, Ltd.	29,355	4,101,481
Prudential PLC (United Kingdom)	354,010	8,387,035
		22,362,558
Investment banking/Brokerage (2.9%)
BlackRock, Inc.	11,978	6,022,059
E*Trade Financial Corp. †	119,748	7,162,128
Goldman Sachs Group, Inc. (The)	42,636	10,123,065
Invesco, Ltd.	80,328	2,168,053
Investment Technology Group, Inc.	86,862	1,923,993
Raymond James Financial, Inc.	49,185	4,504,854
Yellow Cake PLC (United Kingdom) †	1,337,440	3,809,340
		35,713,492
Real estate (0.3%)
Gaming and Leisure Properties, Inc. R	94,146	3,419,383
		3,419,383
Semiconductor (0.6%)
Applied Materials, Inc.	154,980	7,536,677
		7,536,677
Software (4.1%)
Activision Blizzard, Inc.	138,354	10,157,951
Everbridge, Inc. †	56,351	2,534,668

George Putnam Balanced Fund 27

COMMON STOCKS (63.3%)* cont.	Shares	Value
Software cont.
Microsoft Corp.	246,409	$26,139,067
NetEase, Inc. ADR (China)	14,369	3,707,202
Oracle Corp.	108,466	5,171,659
Tencent Holdings, Ltd. (China)	73,981	3,363,442
		51,073,989
Technology services (5.6%)
Alibaba Group Holding, Ltd. ADR (China) † S	17,505	3,277,461
Alphabet, Inc. Class A †	22,049	27,058,974
DXC Technology Co.	103,191	8,744,405
Facebook, Inc. Class A †	87,942	15,177,030
Fidelity National Information Services, Inc.	28,735	2,963,441
GoDaddy, Inc. Class A †	29,305	2,157,434
NCSOFT Corp. (South Korea)	13,993	4,824,844
Salesforce.com, Inc. †	30,032	4,118,889
		68,322,478
Transportation (0.5%)
Norfolk Southern Corp.	39,453	6,667,557
		6,667,557
Utilities and power (2.9%)
Ameren Corp.	21,166	1,313,562
American Electric Power Co., Inc.	85,586	6,088,588
Dominion Energy, Inc. S	37,766	2,708,200
Duke Energy Corp.	31,962	2,608,738
Edison International	26,126	1,740,775
Exelon Corp.	108,994	4,632,245
Kinder Morgan, Inc.	383,662	6,821,510
NextEra Energy, Inc.	26,095	4,371,956
NRG Energy, Inc.	152,251	4,821,789
PG&E Corp.	13,591	585,500
		35,692,863
Total common stocks (cost $663,671,691)		$781,279,330

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (8.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.5%)
Government National Mortgage Association Pass-Through Certificates
3.50%, TBA, 9/1/48	$7,000,000	$6,995,625
3.50%, TBA, 8/1/48	7,000,000	7,003,282
3.50%, with due dates from 2/20/43 to 1/20/48	8,656,996	8,684,031
3.00%, TBA, 8/1/48	7,000,000	6,824,453
3.00%, with due dates from 8/20/46 to 10/20/46	1,652,681	1,613,674
		31,121,065
U.S. Government Agency Mortgage Obligations (6.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	1,426	1,576
4.00%, with due dates from 7/1/42 to 2/1/48	5,897,177	6,018,863
3.50%, with due dates from 12/1/42 to 1/1/47	10,187,979	10,137,015
3.00%, with due dates from 3/1/43 to 2/1/47	3,272,364	3,159,392

28 George Putnam Balanced Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (8.6%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	$1,843,012	$1,994,290
5.00%, with due dates from 8/1/33 to 1/1/39	513,293	547,041
4.50%, TBA, 8/1/48	19,000,000	19,708,046
4.00%, with due dates from 12/1/44 to 12/1/47	13,107,179	13,337,019
3.50%, with due dates from 5/1/43 to 1/1/57	11,591,193	11,531,387
3.00%, with due dates from 2/1/43 to 3/1/47	8,757,866	8,473,851
		74,908,480
Total U.S. government and agency mortgage obligations (cost $108,092,867)		$106,029,545

	Principal
U.S. TREASURY OBLIGATIONS (11.2%)*	amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47	$8,810,000	$8,672,344
2.75%, 8/15/42 #	14,160,000	13,375,945
U.S. Treasury Inflation Index Notes 2.125%, 2/15/41 [i]	117,151	147,514
U.S. Treasury Notes
3.375%, 11/15/19 [i]	19,000	19,334
2.125%, 12/31/22	7,140,000	6,930,332
2.00%, 2/15/22	5,880,000	5,722,205
2.00%, 11/30/20	29,730,000	29,246,888
1.875%, 11/30/21	6,480,000	6,292,941
1.50%, 5/31/20	20,840,000	20,409,564
1.125%, 12/31/19	24,860,000	24,359,402
1.00%, 8/31/19	23,000,000	22,632,876
Total U.S. treasury obligations (cost $141,100,807)		$137,809,345

	Principal
CORPORATE BONDS AND NOTES (13.7%)*	amount	Value
Basic materials (0.8%)
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	$668,000	$682,767
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,450,000	1,440,433
Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	850,000	1,117,547
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	941,000	940,849
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	638,000	611,828
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	14,018
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	1,040,000	991,283
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	132,000	122,579
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,478,000	1,404,610
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	1,265,000	1,661,825
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	187,000	244,797
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	700,277
		9,932,813

George Putnam Balanced Fund 29

	Principal
CORPORATE BONDS AND NOTES (13.7%)* cont.	amount	Value
Capital goods (0.3%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	$1,040,000	$997,625
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	235,000	228,446
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	930,000	925,629
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	1,175,000	1,170,227
		3,321,927
Communication services (1.2%)
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	890,000	830,601
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	500,000	463,927
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	122,000	111,862
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	1,580,000	1,522,685
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	240,000	238,061
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	960,000	1,047,414
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	356,000	362,182
Charter Communications Operating, LLC/Charter
Communications Operating Capital C company guaranty sr. sub.
bonds 5.375%, 5/1/47	506,000	486,107
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	645,000	791,212
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	525,000	474,121
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	268,000	326,695
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	610,000	578,797
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	825,000	775,709
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	595,000	565,825
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	714,000	670,504
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	313,000	322,670
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	170,000	163,228
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	75,000	72,005
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	95,000	129,485
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	215,000	213,025
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	775,938	772,058
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,050,000	1,022,890
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	252,000	240,916
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	610,000	610,114

30 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (13.7%)* cont.	amount	Value
Communication services cont.
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	$700,000	$687,750
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	910,000	910,906
		14,390,749
Consumer cyclicals (1.3%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	1,045,000	1,238,488
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	720,000	685,610
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,005,000	990,666
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	850,000	819,155
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	330,000	329,074
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	847,000	872,058
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	593,000	529,779
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	615,000	571,954
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	258,000	252,386
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	880,000	848,952
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	262,000	248,661
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	252,000	247,798
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	250,000	243,903
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	205,000	197,569
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,200,000	1,167,000
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,285,000	1,286,606
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	320,000	305,200
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	1,177,000	1,106,338
NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	435,000	436,333
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	540,000	515,634
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	390,000	386,882
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	670,000	686,510
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,057,856
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,195,000	1,120,313
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	79,000	71,456
Wyndham Destinations, Inc. sr. unsec. unsub. bonds 4.50%, 4/1/27	530,000	518,075
		16,734,256

George Putnam Balanced Fund 31

	Principal
CORPORATE BONDS AND NOTES (13.7%)* cont.	amount	Value
Consumer staples (1.0%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	$1,467,000	$1,530,944
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	200,000	209,797
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,099,791
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	600,234	695,696
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	608,976	591,407
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	820,000	958,420
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,434,000	1,781,005
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	553,000	603,271
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	1,450,000	1,289,123
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,166,000	1,147,053
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28	1,521,000	1,553,893
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,030,000	993,491
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	765,000	724,414
		13,178,305
Energy (1.1%)
BG Energy Capital PLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 10/15/21 (United Kingdom)	250,000	253,245
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	670,000	638,886
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	565,000	566,695
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,297,000	1,243,969
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	2,076,000	1,972,200
Energy Transfer Partners LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	527,556
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	330,000	357,088
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	240,000	249,567
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	945,000	890,719
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	480,000	535,282
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	388,000	453,383
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	315,000	316,575
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	175,000	205,610
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	348,000	324,165
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	225,000	220,489
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	1,280,000	1,320,832
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	560,000	528,500

32 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (13.7%)* cont.	amount	Value
Energy cont.
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	$1,285,000	$1,236,170
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	1,417,000	1,429,015
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	250,000	249,107
		13,519,053
Financials (4.7%)
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,040,000	962,994
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	705,000	730,556
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	856,000	1,084,980
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,150,000	1,056,967
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	208,250
Aviation Capital Group, LLC 144A sr. unsec. unsub. notes
7.125%, 10/15/20	265,000	283,943
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	135,000	144,450
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,226,630
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	314,000	326,560
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 3.101%, 9/15/26	275,000	264,426
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	703,480
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	355,000	331,634
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	703,000	714,235
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	155,000	158,752
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	827,166
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,040,737
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,271,565
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	824,000	871,625
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	462,000	450,285
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	295,000	289,112
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	257,000	269,425
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	708,000	732,426
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	474,000	484,665
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,488
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,400,000	1,376,765
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	1,760,000	1,740,015
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	345,000	338,100
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4.625%,
12/1/23 (Netherlands)	250,000	252,421
Cooperative Rabobank UA company guaranty unsec. sub. notes
3.75%, 7/21/26 (Netherlands)	285,000	270,297
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	315,782

George Putnam Balanced Fund 33

	Principal
CORPORATE BONDS AND NOTES (13.7%)* cont.	amount	Value
Financials cont.
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	$1,770,000	$1,751,774
Credit Suisse Group AG 144A unsec. sub. notes 6.50%,
8/8/23 (Switzerland)	729,000	777,053
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,270,000	1,275,431
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,115,000	1,103,533
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	300,000	304,241
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	212,931
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	436,488
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,815,000	1,791,213
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,835,000	1,782,765
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	282,000	340,662
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	1,495,000	1,879,894
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	517,000	476,300
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	250,000	243,597
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	283,072
HSBC Holdings PLC unsec. sub. notes 4.25%, 8/18/25
(United Kingdom)	455,000	449,174
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	105,000	103,108
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,225,000	2,372,435
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	200,817
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	918,000	934,065
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,225,000	2,974,124
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	555,000	589,055
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	458,000	540,440
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	304,000	266,898
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	530,000	525,365
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	1,290,000	2,004,141
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	3,182,770
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	285,000	289,395
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	840,000	803,878
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	370,000	455,489
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	140,000	135,457
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	359,000	373,719
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,153,000	1,158,765

34 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (13.7%)* cont.	amount	Value
Financials cont.
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	$420,000	$428,368
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	1,000,000	1,003,510
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	200,000	195,937
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	430,000	436,766
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	412,000	413,989
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	263,000	344,929
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	659,000	621,541
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,656,210
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	720,000	720,897
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	580,000	603,200
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	710,000	744,785
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	787,000	793,283
		57,719,195
Government (0.4%)
International Bank for Reconstruction & Development sr. unsec.
unsub. bonds 7.625%, 1/19/23 (Supra-Nation)	4,000,000	4,762,076
		4,762,076
Health care (0.9%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	194,000	189,230
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	186,000	183,897
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	720,566
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	355,000	322,747
Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	205,000	201,615
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	1,136,000	1,131,510
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	976,000	936,524
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	715,000	741,628
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	196,000	203,114
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	589,000	593,582
GlaxoSmithKline Capital, Inc. company guaranty sr. unsec. unsub.
notes 3.875%, 5/15/28	711,000	720,572
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	185,000	187,775
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	245,000	232,383
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	430,000	436,450
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5.25%, 1/15/26 R	510,000	516,375
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	145,000	138,475
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	659,000	666,348

George Putnam Balanced Fund 35

	Principal
CORPORATE BONDS AND NOTES (13.7%)* cont.	amount	Value
Health care cont.
Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4.75%, 1/30/20	$121,000	$123,724
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	265,000	251,750
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	748,000	690,889
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	458,000	432,614
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,760,000	1,772,795
		11,394,563
Technology (0.9%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	929,000	836,722
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	215,000	215,574
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	297,000	311,097
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	421,000	405,641
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	1,387,000	1,300,767
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	271,000	333,602
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,231,000	1,293,678
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	715,000	716,455
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	767,000	946,700
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	1,085,000	1,087,055
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	659,000	640,728
salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,650,000	1,655,890
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	535,000	504,652
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,075,000	1,056,859
		11,305,420
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	540,000	504,769
Southwest Airlines Co. Pass Through Trust pass-through
certificates Ser. 07-1, Class A, 6.15%, 8/1/22	479,749	504,880
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	192,891	190,885
		1,200,534
Utilities and power (1.0%)
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	510,000	515,100
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	510,000	593,863
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	138,000	142,412
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	595,000	694,265
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	220,000	218,240
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	450,000	456,445
EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	365,000	376,514

36 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (13.7%)* cont.	amount	Value
Utilities and power cont.
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	$490,000	$611,545
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	437,000	414,229
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	540,000	545,425
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	510,000	482,647
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	86,000	83,805
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	144,000	147,920
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,120,000	1,242,090
Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	185,000	233,048
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	328,097
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	179,000	181,363
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	655,000	635,795
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	770,000	720,913
Oncor Electric Delivery Co., LLC sr. notes 7.00%, 9/1/22	445,000	504,194
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	145,000	147,348
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	889,000	925,637
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD
3 Month + 2.11%), 4.455%, 5/15/67	1,945,000	1,906,100
		12,106,995
Total corporate bonds and notes (cost $168,695,270)		$169,565,886

	Principal
MORTGAGE-BACKED SECURITIES (0.8%)*	amount	Value
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1,
(1 Month US LIBOR + 1.70%), 3.764%, 10/25/27 (Bermuda)	$479,802	$480,102
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	508,000	501,582
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	520,000	526,723
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.604%, 12/10/44 W	500,000	497,164
FRB Ser. 14-CR18, Class C, 4.732%, 7/15/47 W	2,392,000	2,398,975
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	777,000	805,897
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,056,156
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.064%, 9/25/28	160,000	188,882
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.414%, 1/25/29	6,280	6,302
Ser. 01-79, Class BI, IO, 0.285%, 3/25/45 W	755,247	6,402
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	194,241	19

George Putnam Balanced Fund 37

	Principal
MORTGAGE-BACKED SECURITIES (0.8%)* cont.	amount	Value
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C14,
Class C, 4.568%, 8/15/46 W	$683,000	$678,122
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 12-C6, Class D, 5.141%, 5/15/45 W	772,000	754,273
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class D, 4.654%, 10/15/45 W	404,000	388,205
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.42%, 3/15/45 W	1,794,000	1,697,467
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	2,032,334	169,700
WF-RBS Commercial Mortgage Trust Ser. 14-C19, Class C,
4.646%, 3/15/47 W	226,000	224,264
Total mortgage-backed securities (cost $11,463,452)		$10,380,235

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,057) (Private) † ∆∆ F	371	$795
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$20,210) (Private) † ∆∆ F	6,416	15,205
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$47,464) (Private) † ∆∆ F	9,325	35,709
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$68,847) (Private) † ∆∆ F	13,526	51,796
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$38,611) (Private) † ∆∆ F	7,033	29,048
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$116,544) (Private) † ∆∆ F	15,175	87,680
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$326,895) (Private) † ∆∆ F	114,700	245,934
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$413,355) (Private) † ∆∆ F	145,037	310,981
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$633,655) (Private) † ∆∆ F	222,546	476,694
Total convertible preferred stocks (cost $1,666,638)		$1,253,842

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$301,067
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	350,000	494,368
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	313,088
Total municipal bonds and notes (cost $841,270)		$1,108,523

SHORT-TERM INVESTMENTS (6.4%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.83% P	160,000	$160,000
Putnam Short Term Investment Fund 2.05% L	66,260,491	66,260,491
Putnam Cash Collateral Pool, LLC 2.21% [d]	12,806,160	12,806,160
Total short-term investments (cost $79,226,651)		$79,226,651

TOTAL INVESTMENTS
Total investments (cost $1,174,758,646)		$1,286,653,357

38 George Putnam Balanced Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through July 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,234,815,389.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,544,983, or 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $426,969 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $33,673,132 to cover certain derivative contracts, and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

George Putnam Balanced Fund 39

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/18 (aggregate face value $59,169,488)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	9/19/18	$7,251,406	$7,303,451	$52,045
	Canadian Dollar	Sell	10/17/18	2,551,646	2,513,602	(38,044)
	Euro	Buy	9/19/18	7,345,473	7,341,727	3,746
Barclays Bank PLC
	British Pound	Sell	9/19/18	8,515,277	8,636,998	121,721
	Canadian Dollar	Sell	10/17/18	2,658,949	2,618,858	(40,091)
Citibank, N.A.
	British Pound	Sell	9/19/18	3,547,780	3,613,416	65,636
	Euro	Buy	9/19/18	536,513	560,235	(23,722)
Goldman Sachs International
	British Pound	Sell	9/19/18	7,396,600	7,532,965	136,365
	Canadian Dollar	Sell	10/17/18	4,408,515	4,342,522	(65,993)
	Euro	Sell	9/19/18	5,107,660	5,124,516	16,856
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/17/18	2,503,459	2,465,905	(37,554)
State Street Bank and Trust Co.
	Israeli Shekel	Buy	10/17/18	2,273,928	2,279,912	(5,984)
	Israeli Shekel	Sell	10/17/18	2,273,928	2,293,896	19,968
UBS AG
	Euro	Sell	9/19/18	2,532,708	2,541,485	8,777
Unrealized appreciation						425,114
Unrealized (depreciation)						(211,388)
Total						$213,726

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 7/31/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	56	$7,885,612	$7,887,880	Sep-18	$18,717
Unrealized appreciation					18,717
Unrealized (depreciation)					—
Total					$18,717

TBA SALE COMMITMENTS OUTSTANDING at 7/31/18 (proceeds receivable $7,016,953)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 3.50%, 8/1/48	$7,000,000	8/21/18	$7,003,282
Total			$7,003,282

40 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$25,441,629	$—	$—
Capital goods	69,147,667	—	—
Communication services	32,932,836	—	—
Conglomerates	10,091,000	—	—
Consumer cyclicals	82,112,643	—	—
Consumer staples	59,337,324	—	—
Energy	42,404,060	—	—
Financials	135,509,511	—	291,141
Health care	100,043,910	—	—
Technology	173,418,903	8,188,286	—
Transportation	6,667,557	—	—
Utilities and power	35,692,863	—	—
Total common stocks	772,799,903	8,188,286	291,141
Convertible preferred stocks	—	—	1,253,842
Corporate bonds and notes	—	169,565,886	—
Mortgage-backed securities	—	10,380,235	—
Municipal bonds and notes	—	1,108,523	—
U.S. government and agency mortgage obligations	—	106,029,545	—
U.S. treasury obligations	—	137,809,345	—
Short-term investments	66,420,491	12,806,160	—
Totals by level	$839,220,394	$445,887,980	$1,544,983

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$213,726	$—
Futures contracts	18,717	—	—
TBA sale commitments	—	(7,003,282)	—
Totals by level	$18,717	$(6,789,556)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 41

Statement of assets and liabilities 7/31/18

ASSETS
Investment in securities, at value, including $12,614,614 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,095,691,995)	$1,207,586,706
Affiliated issuers (identified cost $79,066,651) (Notes 1 and 5)	79,066,651
Foreign currency (cost $89) (Note 1)	73
Dividends, interest and other receivables	4,178,128
Receivable for shares of the fund sold	566,896
Receivable for investments sold	2,173,986
Receivable for sales of delayed delivery securities (Note 1)	7,030,564
Receivable for variation margin on futures contracts (Note 1)	38,920
Unrealized appreciation on forward currency contracts (Note 1)	425,114
Prepaid assets	54,181
Total assets	1,301,121,219

LIABILITIES
Payable to custodian	139
Payable for investments purchased	791,242
Payable for purchases of delayed delivery securities (Note 1)	40,671,943
Payable for shares of the fund repurchased	2,331,591
Payable for compensation of Manager (Note 2)	545,480
Payable for custodian fees (Note 2)	26,442
Payable for investor servicing fees (Note 2)	479,097
Payable for Trustee compensation and expenses (Note 2)	603,578
Payable for administrative services (Note 2)	2,339
Payable for distribution fees (Note 2)	307,244
Unrealized depreciation on forward currency contracts (Note 1)	211,388
TBA sale commitments, at value (proceeds receivable $7,016,953) (Note 1)	7,003,282
Collateral on securities loaned, at value (Note 1)	12,806,160
Collateral on certain derivative contracts, at value (Notes 1 and 8)	326,848
Other accrued expenses	199,057
Total liabilities	66,305,830

Net assets	$1,234,815,389

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,110,579,444
Undistributed net investment income (Note 1)	15,256,559
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(3,161,644)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	112,141,030
Total — Representing net assets applicable to capital shares outstanding	$1,234,815,389

(Continued on next page)

42 George Putnam Balanced Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,004,781,203 divided by 48,719,897 shares)	$20.62
Offering price per class A share (100/94.25 of $20.62)*	$21.88
Net asset value and offering price per class B share ($17,258,202 divided by 846,500 shares)**	$20.39
Net asset value and offering price per class C share ($40,001,523 divided by 1,953,730 shares)**	$20.47
Net asset value and redemption price per class M share
($70,239,393 divided by 3,454,772 shares)	$20.33
Offering price per class M share (100/96.50 of $20.33)*	$21.07
Net asset value, offering price and redemption price per class R share
($838,063 divided by 40,769 shares)	$20.56
Net asset value, offering price and redemption price per class R5 share
($14,474 divided by 696 shares)	$20.79†
Net asset value, offering price and redemption price per class R6 share
($19,693,855 divided by 950,990 shares)	$20.71
Net asset value, offering price and redemption price per class Y share
($81,988,676 divided by 3,960,006 shares)	$20.70

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 43

Statement of operations Year ended 7/31/18

INVESTMENT INCOME
Interest (including interest income of $1,050,234 from investments in affiliated issuers) (Note 5)	$14,600,364
Dividends (net of foreign tax of $117,829)	11,821,957
Securities lending (net of expenses) (Notes 1 and 5)	54,946
Total investment income	26,477,267

EXPENSES
Compensation of Manager (Note 2)	6,386,309
Investor servicing fees (Note 2)	2,008,467
Custodian fees (Note 2)	66,091
Trustee compensation and expenses (Note 2)	47,199
Distribution fees (Note 2)	3,656,611
Administrative services (Note 2)	35,647
Other	507,595
Total expenses	12,707,919
Expense reduction (Note 2)	(33,479)
Net expenses	12,674,440

Net investment income	13,802,827

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	89,459,478
Foreign currency transactions (Note 1)	(8,206)
Forward currency contracts (Note 1)	(322,379)
Futures contracts (Note 1)	111,810
Written options (Note 1)	123,311
Total net realized gain	89,364,014
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	2,770,098
Assets and liabilities in foreign currencies	(842)
Forward currency contracts	1,877,277
Futures contracts	18,717
Total change in net unrealized appreciation	4,665,250

Net gain on investments	94,029,264

Net increase in net assets resulting from operations	$107,832,091

The accompanying notes are an integral part of these financial statements.

44 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/18	Year ended 7/31/17
Operations
Net investment income	$13,802,827	$15,016,126
Net realized gain on investments
and foreign currency transactions	89,364,014	84,923,952
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	4,665,250	25,059,742
Net increase in net assets resulting from operations	107,832,091	124,999,820
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(11,515,415)	(11,235,571)
Class B	(76,475)	(94,595)
Class C	(181,180)	(197,342)
Class M	(496,191)	(487,958)
Class R	(7,817)	(6,751)
Class R5	(195)	(565,801)
Class R6	(268,930)	(155,643)
Class Y	(1,070,994)	(947,277)
Decrease from capital share transactions (Note 4)	(59,603,484)	(138,110,403)
Total increase (decrease) in net assets	34,611,410	(26,801,521)

NET ASSETS
Beginning of year	1,200,203,979	1,227,005,500
End of year (including undistributed net investment
income of $15,256,559 and $15,132,481, respectively)	$1,234,815,389	$1,200,203,979

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 45

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
July 31, 2018	$19.09	.23	1.53	1.76	(.23)	(.23)	$20.62	9.28	$1,004,781.99		1.18	179[d]
July 31, 2017	17.38	.23	1.69	1.92	(.21)	(.21)	19.09	11.14	972,570	1.01	1.29	204[d]
July 31, 2016	17.22	.22	.14	.36	(.20)	(.20)	17.38	2.17	953,549	1.00[e]	1.33[e]	154[d]
July 31, 2015	16.12	.19	1.10	1.29	(.19)	(.19)	17.22	8.04	999,928.97		1.11	130[d]
July 31, 2014	14.81	.23	1.29	1.52	(.21)	(.21)	16.12	10.37	1,051,287.99		1.52	98[f]
Class B
July 31, 2018	$18.87	.08	1.52	1.60	(.08)	(.08)	$20.39	8.49	$17,258	1.74	.43	179[d]
July 31, 2017	17.18	.10	1.67	1.77	(.08)	(.08)	18.87	10.33	20,188	1.76	.55	204[d]
July 31, 2016	17.02	.10	.14	.24	(.08)	(.08)	17.18	1.42	21,592	1.75[e]	.58[e]	154[d]
July 31, 2015	15.94	.06	1.09	1.15	(.07)	(.07)	17.02	7.21	24,133	1.72	.36	130[d]
July 31, 2014	14.65	.12	1.27	1.39	(.10)	(.10)	15.94	9.51	24,881	1.74	.77	98[f]
Class C
July 31, 2018	$18.95	.08	1.52	1.60	(.08)	(.08)	$20.47	8.45	$40,002	1.74	.43	179[d]
July 31, 2017	17.26	.10	1.67	1.77	(.08)	(.08)	18.95	10.29	45,970	1.76	.54	204[d]
July 31, 2016	17.10	.09	.15	.24	(.08)	(.08)	17.26	1.45	41,700	1.75[e]	.58[e]	154[d]
July 31, 2015	16.01	.06	1.10	1.16	(.07)	(.07)	17.10	7.26	36,720	1.72	.36	130[d]
July 31, 2014	14.72	.12	1.27	1.39	(.10)	(.10)	16.01	9.50	29,091	1.74	.76	98[f]
Class M
July 31, 2018	$18.82	.13	1.52	1.65	(.14)	(.14)	$20.33	8.77	$70,239	1.49	.68	179[d]
July 31, 2017	17.15	.14	1.66	1.80	(.13)	(.13)	18.82	10.53	70,919	1.51	.79	204[d]
July 31, 2016	16.99	.14	.14	.28	(.12)	(.12)	17.15	1.69	66,779	1.50[e]	.83[e]	154[d]
July 31, 2015	15.90	.10	1.10	1.20	(.11)	(.11)	16.99	7.56	75,297	1.47	.61	130[d]
July 31, 2014	14.62	.16	1.26	1.42	(.14)	(.14)	15.90	9.75	77,338	1.49	1.02	98[f]
Class R
July 31, 2018	$19.03	.18	1.53	1.71	(.18)	(.18)	$20.56	9.02	$838	1.24	.93	179[d]
July 31, 2017	17.33	.18	1.70	1.88	(.18)	(.18)	19.03	10.90	1,090	1.26	.99	204[d]
July 31, 2016	17.16	.19	.13	.32	(.15)	(.15)	17.33	1.93	409	1.25[e]	1.13[e]	154[d]
July 31, 2015	16.07	.15	1.09	1.24	(.15)	(.15)	17.16	7.74	1,102	1.22	.86	130[d]
July 31, 2014	14.77	.20	1.28	1.48	(.18)	(.18)	16.07	10.08	983	1.24	1.27	98[f]
Class R5
July 31, 2018	$19.24	.27[g]	1.56	1.83	(.28)	(.28)	$20.79	9.60	$14.73		1.30[g]	179[d]
July 31, 2017	17.45	.30[g]	1.69	1.99	(.20)	(.20)	19.24	11.46	13.74		1.71[g]	204[d]
July 31, 2016	17.28	.26	.16	.42	(.25)	(.25)	17.45	2.49	76,674	.73[e]	1.59[e]	154[d]
July 31, 2015	16.18	.23	1.11	1.34	(.24)	(.24)	17.28	8.28	71,647.72		1.34	130[d]
July 31, 2014†	15.28	.18	.85	1.03	(.13)	(.13)	16.18	6.76*	11	.48*	1.15*	98[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46 George Putnam Balanced Fund	George Putnam Balanced Fund 47

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class R6
July 31, 2018	$19.17	.31	1.53	1.84	(.30)	(.30)	$20.71	9.69	$19,694.63		1.54	179[d]
July 31, 2017	17.45	.30	1.70	2.00	(.28)	(.28)	19.17	11.57	11,738.64		1.64	204[d]
July 31, 2016	17.28	.28	.15	.43	(.26)	(.26)	17.45	2.58	8,013	.63[e]	1.71[e]	154[d]
July 31, 2015	16.18	.25	1.10	1.35	(.25)	(.25)	17.28	8.39	8,239.62		1.46	130[d]
July 31, 2014†	15.28	.19	.85	1.04	(.14)	(.14)	16.18	6.81*	7,100	.42*	1.19*	98[f]
Class Y
July 31, 2018	$19.16	.28	1.54	1.82	(.28)	(.28)	$20.70	9.56	$81,989.74		1.43	179[d]
July 31, 2017	17.45	.28	1.69	1.97	(.26)	(.26)	19.16	11.37	77,716.76		1.54	204[d]
July 31, 2016	17.28	.26	.15	.41	(.24)	(.24)	17.45	2.48	58,289	.75[e]	1.60[e]	154[d]
July 31, 2015	16.17	.23	1.11	1.34	(.23)	(.23)	17.28	8.34	114,920.72		1.36	130[d]
July 31, 2014	14.86	.27	1.29	1.56	(.25)	(.25)	16.17	10.61	111,604.74		1.77	98[f]

* Not annualized.

† For the period December 2, 2013 (commencement of operations) to July 31, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

July 31, 2014	142%

g The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

48 George Putnam Balanced Fund	George Putnam Balanced Fund 49

Notes to financial statements 7/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through July 31, 2018.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

50 George Putnam Balanced Fund

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be

George Putnam Balanced Fund 51

valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the

52 George Putnam Balanced Fund

premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, for hedging treasury term structure risk, for yield curve positioning and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as

George Putnam Balanced Fund 53

an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $5,898 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $37,554 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $12,806,160 and the value of securities loaned amounted to $12,614,614.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

54 George Putnam Balanced Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover, from interest-only securities, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $61,552 to decrease undistributed net investment income, $334,839,995 to decrease paid-in capital and $334,901,547 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$137,492,881
Unrealized depreciation	(28,727,426)
Net unrealized appreciation	108,765,455
Undistributed ordinary income	15,470,285
Cost for federal income tax purposes	$1,171,117,063

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.523% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage,

George Putnam Balanced Fund 55

interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,645,290	Class R5	21
Class B	31,358	Class R6	9,075
Class C	74,525	Class Y	127,467
Class M	119,311	Total	$2,008,467
Class R	1,420

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,631 under the expense offset arrangements and by $28,848 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $890, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

56 George Putnam Balanced Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,476,583
Class B	1.00%	1.00%	188,688
Class C	1.00%	1.00%	448,318
Class M	1.00%	0.75%	538,750
Class R	1.00%	0.50%	4,272
Total			$3,656,611

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $102,036 and $1,253 from the sale of class A and class M shares, respectively, and received $8,544 and $1,546 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $84 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,028,220,506	$2,088,522,510
U.S. government securities (Long-term)	82,232,094	88,000,952
Total	$2,110,452,600	$2,176,523,462

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	2,623,160	$52,100,389	2,202,885	$39,786,938
Shares issued in connection with
reinvestment of distributions	538,589	10,669,427	577,406	10,365,598
	3,161,749	62,769,816	2,780,291	50,152,536
Shares repurchased	(5,384,483)	(107,154,734)	(6,689,972)	(120,513,807)
Net decrease	(2,222,734)	$(44,384,918)	(3,909,681)	$(70,361,271)

George Putnam Balanced Fund 57

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	28,573	$560,901	132,514	$2,321,878
Shares issued in connection with
reinvestment of distributions	3,698	72,531	5,079	90,067
	32,271	633,432	137,593	2,411,945
Shares repurchased	(255,672)	(5,022,282)	(324,166)	(5,782,170)
Net decrease	(223,401)	$(4,388,850)	(186,573)	$(3,370,225)

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	450,485	$8,902,182	495,386	$8,850,728
Shares issued in connection with
reinvestment of distributions	8,228	162,099	9,604	171,631
	458,713	9,064,281	504,990	9,022,359
Shares repurchased	(931,063)	(18,283,984)	(495,191)	(8,893,301)
Net increase (decrease)	(472,350)	$(9,219,703)	9,799	$129,058

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	395,812	$7,807,586	376,213	$6,667,677
Shares issued in connection with
reinvestment of distributions	25,267	494,053	27,378	485,506
	421,079	8,301,639	403,591	7,153,183
Shares repurchased	(733,700)	(14,479,627)	(530,725)	(9,426,192)
Net decrease	(312,621)	$(6,177,988)	(127,134)	$(2,273,009)

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	8,725	$173,197	52,756	$946,668
Shares issued in connection with
reinvestment of distributions	375	7,383	362	6,562
	9,100	180,580	53,118	953,230
Shares repurchased	(25,635)	(500,595)	(19,404)	(347,705)
Net increase (decrease)	(16,535)	$(320,015)	33,714	$605,525

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	301,981	$5,272,798
Shares issued in connection with
reinvestment of distributions	10	195	32,489	565,801
	10	195	334,470	5,838,599
Shares repurchased	—	—	(4,727,649)	(83,905,117)
Net increase (decrease)	10	$195	(4,393,179)	$(78,066,518)

58 George Putnam Balanced Fund

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	445,251	$8,754,766	518,751	$9,080,109
Shares issued in connection with
reinvestment of distributions	13,469	268,930	8,584	155,643
	458,720	9,023,696	527,335	9,235,752
Shares repurchased	(119,993)	(2,419,968)	(374,138)	(6,771,775)
Net increase	338,727	$6,603,728	153,197	$2,463,977

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,043,066	$20,865,351	1,534,355	$27,609,634
Shares issued in connection with
reinvestment of distributions	50,121	996,021	50,154	905,205
	1,093,187	21,861,372	1,584,509	28,514,839
Shares repurchased	(1,188,436)	(23,577,305)	(869,848)	(15,752,779)
Net increase (decrease)	(95,249)	$(1,715,933)	714,661	$12,762,060

At the close of the reporting period, Putnam Investments, LLC owned 696 class R5 shares of the fund (100% of class R5 shares outstanding), valued at $14,474.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/17	cost	proceeds	income	of 7/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$21,555,769	$211,598,951	$220,348,560	$321,341	$12,806,160
Putnam Short Term
Investment Fund**	48,130,013	277,568,905	259,438,427	1,050,234	66,260,491
Total Short-term
investments	$69,685,782	$489,167,856	$479,786,987	$1,371,575	$79,066,651

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s

George Putnam Balanced Fund 59

perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$540,000
Written equity option contracts (contract amount)	$450,000
Futures contracts (number of contracts)	40
Forward currency contracts (contract amount)	$59,700,000
Warrants (number of warrants)	1,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$425,114	Payables	$211,388
Equity contracts	Receivables	18,717*	Payables	—
Total		$443,831		$211,388

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$(322,379)	$(322,379)
Equity contracts	317	(339,880)	111,810	—	(227,753)
Total	$317	$(339,880)	$111,810	$(322,379)	$(550,132)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Total
Foreign exchange
contracts	$—	$—	$1,877,277	$1,877,277
Equity contracts	(8,515)	18,717	—	10,202
Total	$(8,515)	$18,717	$1,877,277	$1,887,479

60 George Putnam Balanced Fund

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George Putnam Balanced Fund 61

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$38,920	$—	$—	$38,920
Forward currency contracts#	55,791	121,721	65,636	153,221	—	—	19,968	8,777	425,114
Total Assets	$55,791	$121,721	$65,636	$153,221	$—	$38,920	$19,968	$8,777	$464,034
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—
Forward currency contracts#	38,044	40,091	23,722	65,993	37,554	—	5,984	—	211,388
Total Liabilities	$38,044	$40,091	$23,722	$65,993	$37,554	$—	$5,984	$—	$211,388
Total Financial and Derivative Net Assets	$17,747	$81,630	$41,914	$87,228	$(37,554)	$38,920	$13,984	$8,777	$252,646
Total collateral received (pledged)†##	$17,747	$81,630	$—	$87,228	$—	$—	$13,984	$5,898
Net amount	$—	$—	$41,914	$—	$(37,554)	$38,920	$—	$2,879
Controlled collateral received (including TBA commitments)**	$40,000	$147,514	$—	$120,000	$—	$—	$19,334	$—	$326,848
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$5,898	$5,898
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $426,969.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

62 George Putnam Balanced Fund	George Putnam Balanced Fund 63

Federal tax information (Unaudited)

The fund designated 62.33% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 70.48%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,948,712 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

64 George Putnam Balanced Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

George Putnam Balanced Fund 65

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2018, there were 101 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

66 George Putnam Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

George Putnam Balanced Fund 67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68 George Putnam Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
PricewaterhouseCoopers LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN021 312429 9/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2018	$132,581	$ —	$16,873	$ —
July 31, 2017	$121,419	$ —	$23,698	$ —

For the fiscal years ended July 31, 2018 and July 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $542,944 and $406,228 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2018	$ —	$524,401	$ —	$ —
July 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 27, 2018